EXHIBIT 99.2



          CODE OF CONDUCT AND ETHICS FOR JUNIATA VALLEY FINANCIAL CORP.
                            AND JUNIATA VALLEY BANK

                             Adopted August 16, 2005

         This Code of Conduct and Ethics describes some of the responsibilities of the officers, directors and employees of Juniata Valley Financial Corp. and Juniata Valley Bank, which are referred to in this Code collectively as "Juniata Valley." The proper conduct of employees, officers and directors is essential to the success of Juniata Valley. It is imperative that all such individuals conduct their daily activities, transactions and interactions with customers, fellow employees and directors, our regulators and others with the highest standard of integrity and professionalism. Employees, officers and directors should act in a courteous and considerate manner at all times, should be respectful of the rights of others and are expected to refrain from any dishonest or inappropriate act in connection with their employment or management of the company. Employees and directors are also expected to exhibit appropriate behavior outside of the workplace and the board room. In so doing, the officers, directors and employees will build the public trust that is so vital to Juniata Valley's success.

Section 1 - Overview
--------------------

1.1      Purpose of the Code

         This Code of Conduct and Ethics ("Code") is intended to deter wrongdoing and promote:

     o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o Full, fair, accurate, timely and understandable disclosure in documents Juniata Valley files with, or submits to, the Securities and Exchange Commission ("SEC") and in all public communications made by Juniata Valley;

     o    Compliance with applicable governmental laws, rules and regulations;

     o Prompt internal reporting to designated persons of violations of the Code; and

     o    Accountability for adherence to the Code.

         This Code constitutes the code of ethics required by section 406(c) of the Sarbanes Oxley Act of 2002 and the regulations issued by the SEC under that Act.

1.2      Application of the Code



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         The Code applies to all directors (where applicable), officers and employees of Juniata Valley. The Code applies to all employee decisions and activities within the scope of employment, or when representing Juniata Valley in any capacity. A copy of the Code will be included in the orientation package provided to new employees. Following review of the Code, new employees will be asked to sign a written confirmation that they have reviewed the Code in its entirety and agree to adhere to its provisions. Existing employees will be asked to review the Code each time it is revised and will periodically receive training on the Code from the Compliance Department. All Juniata Valley managers should be familiar with the requirements of the Code. They should encourage employees to apply the Code to their daily activities and decisions and to seek guidance from the appropriate individuals when additional information or explanation is needed.

         Copies of the Code may be obtained from the Compliance Department. The Code will also be incorporated into the personnel manual. The policies contained in this Code do not replace, but are in addition to, any policies and procedures contained in the manual.

1.3 Obtaining Guidance

         If you need additional explanation regarding a particular provision of the Code, or if you need guidance in a specific situation, please contact your immediate supervisor. If you are uncomfortable speaking to your immediate supervisor, or if you require additional guidance after having consulted with your supervisor, you are encouraged to contact any of the following individuals:

         Vice President/Compliance
         Lou Ann Wilson
         717-436-3219
         louann.wilson@jvbonline.com

         Sr. Vice President/Human Resources
         Pam Eberman
         717-436-3205
         pam.eberman@jvbonline.com

         You may contact any manager or the Human Resources Department for guidance on any sensitive personal matter, such as possible discrimination or harassment.

Section 2 - Conflicts of Interest
---------------------------------

2.1 Personal Investments

         A conflict of interest can arise when an employee or a member of his or her immediate family, has a financial or other interest in a customer, borrower, supplier, or other person or company dealing with Juniata Valley. For purposes of this statement, "immediate family" shall be deemed to include the spouse, parents, children, brothers, sisters, and any other relative in the same household as the employee.



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         Because investments are an area in which a conflict of interest can very easily develop, prior approval by the Vice President of Compliance is necessary before any employee or a member of the employee's immediate family participates directly or indirectly in securities of a customer, supplier, or competitor. This requirement applies where the investment is of such nature that a reasonable question could be raised as to its effect upon the employee's judgment. Employees must not allow information which has not been made public to influence their investments or those of others. Investing in the securities of large, widely held corporations is permissible. Any reasonable doubts concerning investments should be discussed with the Vice President of Compliance before the investment transaction is undertaken.

2.2 Personal Advantages

         Employees and directors must not take for their own advantage an opportunity which rightfully belongs to Juniata Valley. Whenever Juniata Valley has been actively soliciting a business opportunity, or the opportunity has been offered to it, or Juniata Valley's funds, facilities, or personnel have been used in pursuing the opportunity, that opportunity rightfully belongs to Juniata Valley and not to employees or directors who may be in a position to divert the opportunity for their own benefit. Examples of improperly taking advantage of a bank opportunity include:

     o selling information to which an employee or director has access because of his/her position;

     o acquiring a property interest when Juniata Valley is known to be interested in purchasing or leasing the property in question;

     o receiving a commission or fee on a transaction which would otherwise accrue to Juniata Valley; or

     o    diverting business or personnel from Juniata Valley.

2.3 Outside Directorships and Business Associations

         It is the policy of Juniata Valley that no employee is to have an outside interest which will materially affect the time or attention which should be devoted to the employee's duties; adversely affect the quality of work performed; compete with Juniata Valley's activities; involve any significant use of Juniata Valley's equipment, supplies, or facilities; imply sponsorship or support of Juniata Valley on behalf of the outside employment or organization; or adversely affect the good name of Juniata Valley.

         Teaching and speaking engagements are considered outside employment and while they are encouraged, each employee should obtain approval from the Vice President of Compliance. Salaries and fees may be retained by the employee unless the Vice President of Compliance rules otherwise. The use or release of information regarding Juniata Valley through speeches, interviews, statements to the press, written articles, or other methods of communication must have prior approval from the President/CEO.



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         Prior approval by the Vice President of Compliance is required before an employee may accept a position as officer or director of a business or organization or becomes a member of a business partnership. The only exceptions to this requirement are services as an officer or director of an affiliate of Juniata Valley or purely social, civic, religious, or philanthropic institutions, subject to the following provisions.

2.4 Political Activities of Employees

         Juniata Valley believes that it is important for every citizen to take an active interest in political and governmental processes. Officers, directors and employees are encouraged to keep themselves well informed concerning political issues and candidates, and to take an active interest in such matters. In all cases, officers and directors participating in political and civic activities do so as individuals and not as representatives of Juniata Valley. To avoid any interpretation of company sponsorship or endorsement, neither Juniata Valley's name nor its address should be used in material mailed or fund collection; nor should Juniata Valley be identified in any advertisements or literature. Campaigning for oneself or for other candidates must be done on the employee's own time. Approval by the Vice President of Compliance is required before accepting an appointive office or running for elective office.

2.5 Membership in Civic, Trade, and Community Associations

         Active participation by staff members in organizations such as the United Way, Girl/Boy Scouts, Rotary, church and the like is encouraged. Membership in service clubs is especially encouraged, particularly for managers and assistant managers, and other contact officers. Prior to announcing any candidacy or accepting any appointment involving significant time commitment during normal business hours, the employee must inform the Vice President of Compliance of this intention in order to determine whether the office in question would interfere with responsibilities to Juniata Valley or be a conflict of interest. An employee or director must receive approval by the Vice President of Compliance before acting as treasurer or investment advisor for political subdivisions or school districts, whether or not a customer of Juniata Valley, and before acting as a treasurer, chief financial officer or investment advisor for any organization, whether for profit or charitable, that is a customer of Juniata Valley.

2.6 Extensions of Credit

         No employee shall make or approve loans to companies in which he or she has an interest as a director, officer, controlling person or partner, or in which a member of his or her immediate family has such an interest.

2.7 Serving as an Individual Fiduciary

         Except for a member of the employee's immediate family, prior approval by the Vice President of Compliance is required before acceptance by a director or an employee of an appointment as a fiduciary (executor, administrator, guardian, or trustee) or co-fiduciary of any trust, estate or guardianship established by or on behalf of a customer of Juniata Valley. An employee of Juniata Valley may not receive a fee for acting as co-fiduciary with Juniata Valley unless specific approval from the Vice President of Compliance is received.



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2.8 Receipt of Bequests and Legacies

         Employees are not permitted to accept a bequest granted under the will or trust instrument of a customer of Juniata Valley except when such a bequest is from a close relative of the employee. Any exceptions to this policy must be approved by the Vice President of Compliance before the bequest is accepted by the employee. Requests for such approval should describe the customer's relationship with Juniata Valley and the employee and should explain all other relevant circumstances.

2.9 Purchase, Lease or Sale of Assets or Services

         Employees or directors who wish to purchase, lease or sell assets to or from Juniata Valley or any estate being administrated by Juniata Valley, or whose immediate family member wishes to purchase, lease or sell assets to or from Juniata Valley (all of which are referred to in this section as "Covered Transactions"), must submit a request for approval to the Vice President of Compliance, unless such assets are being offered by Juniata Valley at public sale or public auction or unless such services or assets are being purchased or sold in the ordinary course of business (e.g., an employee's or director's purchase of deposit services from Juniata Valley Bank). To obtain approval of Covered Transactions, the employee or director shall disclose all relevant facts and circumstances to the Vice President of Compliance. Requests from directors and executive officers for approval of Covered Transactions must be ruled on by the Board of Directors.

         In any Covered Transaction, the price must be commensurate with the type, level, quality and value of the assets or services sold or leased. Any such price must relate to, and be based solely on the fair value of, the assets and services sold or leased. If Juniata Valley is the purchaser or lessee, the price may not exceed the amount that would have been paid to any unrelated party in the same or a comparable transaction. If Juniata Valley is the seller, the price may not be less than the amount that would have been paid by an unrelated party in the same or a comparable transaction.

2.10 Use of Juniata Valley Property - General.

         In order to maintain our efficient operation, all Juniata Valley property should be closely protected and used primarily for business-related purposes. This limitation includes, but is not limited to, the following:

     o Employees' use of Juniata Valley technology, including voicemail, electronic mail, facsimiles, internet and other electronic communication should be primarily for business-related purposes, and should be used in a manner that does not adversely affect Juniata Valley's reputation or that of its employees;



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     o    Employees should exercise caution in safeguarding all electronic programs and technology, data and communications, including any and all information accessed inadvertently or in error;

     o Employees should exercise a reasonable amount of caution in ensuring the physical security of Juniata Valley property, including laptop computers, mobile telephones, pagers and other mobile equipment belonging to Juniata Valley, especially when such property is used off Juniata Valley premises;

     o Employees should not use, modify or provide access to Juniata Valley property, including facilities, records technology, data and documentation, except as authorized in the course of employment; and

     o Employees are prohibited from creating or using unlicensed copies of computer software programs, whether proprietary or standard.

         All employees must also comply with the provisions of Juniata Valley's Standards and Guidelines for Desktop Systems, which are deemed to be included in this Code.

2.11 Juniata Valley Letterhead

         Although unintentional, personal letters, testimonials, and letters of recommendation written on Juniata Valley's letterhead may lead to an embarrassing situation for both the writer and Juniata Valley. Therefore, it is inappropriate for employees and directors to use official stationery for either personal correspondence or other non-job related purposes.

2.12 Use of Intellectual Property

         Any and all innovations created by a Juniata Valley employee in his/her capacity as an employee become the exclusive property of Juniata Valley, and cannot be used for any other purpose without the express prior written consent of Juniata Valley. These innovations are generally considered "intellectual property," which belong exclusively to Juniata Valley, and include, but are not limited to, the following examples:

     o Innovations in products and services, whether actually developed and implemented during the employee's tenure with Juniata Valley;

     o All forms of expression prepared by employees of Juniata Valley in the course of employment, including those committed to paper, e-mail, facsimile transmissions, computer memory, audio, video or other tangible medium;

     o Any work product of an employee created or developed in the course of employment which qualifies as an invention for patent protection;



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     o    All confidential information such as computer software programs, manuals, handbooks, documentation, customer lists or databases, client profiles or marketing strategies and plans; and

     o All Juniata Valley names, trademarks, service marks, product names, program names and other forms of identification.

2.13 Removal of Juniata Valley Property

         The improper removal of Juniata Valley property from the premises is prohibited. This includes unauthorized disclosure or transmittal of Juniata Valley information or Juniata Valley records or materials to outside parties.

         Upon termination of employment with Juniata Valley, employees are required to return all Juniata Valley property to Juniata Valley. This includes intellectual property, described above, all hard copy and computer stored information, data and documentation, whether originals or copies, customer lists and databases, computer hardware and software, statistical or other scientific analysis, product pricing information, including formulas and models, financial data and analysis, cellular telephones and pagers, corporate credit cards and telephone access cards, facilities access cards and keys, and any other Juniata Valley information or property obtained or acquired during an employee's tenure with Juniata Valley. To the extent permitted by applicable law, Juniata Valley reserves the right to withhold compensation or other payments from employees until all property has been returned.

2.14 Use of Juniata Valley Time

         During working hours and during any period of time that an employee is utilizing Juniata Valley facilities or equipment, employees should devote substantially all of the employee's time to his/her employment duties.

2.15 Other Potential Conflicts of Interest

         No statement of policy can address all situations that may present a conflict of interest for employees. Juniata Valley must rely on the character, integrity and judgment of its employees to avoid those situations that may create a conflict of interest or the appearance of a conflict. In situations not specifically addressed in this Code, or in instances in which employees need additional guidance or explanation regarding a particular situation, employees are encouraged to consult their immediate supervisors or to contact one of the individuals referenced in Section 1.3 of this Code.

Section 3 - Disclosure in Documents Filed with the Securities and Exchange Commission and in Public Communications
---------------------------------------------------------------------------

3.1 Accounting Practices

         All employees are expected to observe and comply with generally accepted accounting principles, the system of internal controls and disclosure controls and procedures established by




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Juniata Valley and provisions of the federal securities laws requiring that corporate books and records accurately and fairly reflect in reasonable detail the financial condition and results of operations of Juniata Valley. Juniata Valley policies are intended to promote full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to the SEC and in Juniata Valley's public statements. In furtherance of these requirements, employees must practice the following:

     o No false, misleading or artificial entries shall be made on corporate books, records and reports for any reason;

     o No undisclosed or unrecorded corporate funds or assets shall be established for any purpose; and

     o No payments from corporate funds or other assets shall be approved or be made with the intention or understanding that any part of such payment will be used for any purpose other than that described by the documents supporting the payment. All payments must be supported with appropriately approved purchase orders, invoices or receipts, expense reports or other customary documents, all in accordance with established policy.

         It is unlawful for any officer or director of Juniata Valley or any other person acting under the direction of such person, to take any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of any audit of Juniata Valley's financial statements for the purpose of rendering such financial statements materially misleading.

3.2 Principal Financial Officers

         Principal financial officers (including the chief executive officer, the chief financial officer, the principal accounting officer or any person serving in an equivalent position) will:

     o Communicate to executive management of Juniata Valley and to accountants engaged in financial audits of Juniata Valley, all relevant unfavorable as well as favorable information and professional judgments or opinions;

     o Encourage open communication and full disclosure of financial information by providing a well understood process under which management is kept informed of financial information of importance, including any departures from sound policy, practice, and accounting norms;

     o Ensure that all relevant staff members understand Juniata Valley's open communication and full disclosure standards and processes;




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     o    Inform subordinates, as appropriate, regarding the confidentiality of information acquired in the course of their work and monitor, as needed, to ensure that subordinates maintain that confidentiality;

     o Establish appropriate systems and procedures to ensure that business transactions are recorded on Juniata Valley's books in accordance with generally accepted accounting principles, established company policy, and appropriate regulatory pronouncements and guidelines;

     o Establish appropriate polices and procedures for the protection and retention of accounting records and information as required by applicable law, regulation, or regulatory guidelines;

     o Establish and administer financial accounting controls that are appropriate to ensure the integrity of the financial reporting process and the availability of timely, relevant information and the safe, sound, and profitable operation of Juniata Valley; and

     o Completely disclose all relevant information reasonably expected to be needed by Juniata Valley's regulatory examiners and internal and external auditors for the full, complete, and successful discharge of their duties and responsibilities.

3.3 Disclosure of Company News and Information

         Financial information about Juniata Valley is not to be disclosed to anyone unless it has been included in a published report or otherwise made generally available to the public. Questions from Juniata Valley's external auditors, internal auditors, Juniata Valley's attorneys, or representatives of regulatory authorities, however, shall be answered confidentially and accurately. Any questions regarding the disclosure of confidential information should be addressed to the President/CEO.

         It is important that all communications with the public about Juniata Valley be made only through an appropriately designated officer. All media inquiries regarding Juniata Valley must be referred to the President/CEO.

Section 4 - Compliance with Applicable Governmental Laws, Rules and Regulations
-------------------------------------------------------------------------------

4.1 General

         Juniata Valley and its employees and directors may be subject to penalties if they violate any laws. It is, therefore, important that employees be familiar with the laws and regulations governing the line of business in which they work and that they are careful to ensure that those laws and regulations are fully complied with. Compliance with laws and regulations is everyone's responsibility, and employees who knowingly commit illegal acts will be subjected to disciplinary action, which may include termination. Employees are required to maintain



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eligibility for coverage under Juniata Valley's fidelity bond under federal law and as a condition of employment.



4.2 Personal Borrowings

         Each executive officer and director of Juniata Valley is required to be familiar with the reporting requirements of Federal Reserve Regulation O. Whenever these officers become indebted to any bank or other financial institution, or broker, or dealer in securities or commodities, he/she must make a written report to the Board of Directors stating the date and amount of each extension of credit, the date of maturity, security, and the purposes for which the proceeds were used. Information on Regulation O can be obtained from the Compliance Department.

4.3 Referring Customers Seeking Advice

         In many cases discussions with customers lead to a request that the employee or director make statements which may relate to the legality of a proposed transaction. Juniata Valley cannot practice law or give legal advice. Therefore, extreme care must be exercised in discussions with customers, and nothing should be said that might be interpreted as the giving of legal advice. No employee or director shall provide a customer advice on matters concerning tax problems, or in the preparation of tax returns, or in investment decisions except as may be necessary or appropriate in the performance of a fiduciary duty as otherwise required in the ordinary course of his or her duties. As a matter of policy, employees and directors are not to recommend attorneys, accountants, insurance brokers or agents, stock brokers, real estate agents, and the like unless in every case several names are given without indicating favoritism.

4.3 Gifts, Favors, and Payments

         The acceptance of gifts or gratuities may jeopardize public confidence and create undesirable obligations. The following guidelines are designed to ensure compliance with the Federal Bank Bribery Act.

         The Federal Bank Bribery Act makes it illegal for anyone to offer or promise anything of value to an official of Juniata Valley with the intent to influence or reward the person in connection with any business or transaction of Juniata Valley. It is also illegal for a Juniata Valley official to solicit or accept anything of value from any person intending to be influenced or rewarded in connection with any business or transaction of Juniata Valley. If a person is convicted of violating the Act, he or she will be subject to severe criminal penalties (including imprisonment and fines).

         The following exceptions are permissible:


     o The acceptance of gifts, gratuities, amenities, or favors based on obvious family or personal relationships (such as those between




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          parents, children, or spouse of a Juniata Valley official) where the circumstances make it clear that the relationship, rather than the business of Juniata Valley, is the motivating factor;

     o Acceptance of meals, refreshments, travel arrangements or accommodations, or entertainment, all of reasonable value and in the course of a meeting or other occasion, the purpose of which is to hold actual business discussions, provided that the expenses would be paid for by Juniata Valley as a reasonable business expense and do not exceed $100 in value;

     o Acceptance of loans from other banks or financial institutions on customary terms to finance proper and usual activities of the bank official, such as home mortgage loans except where prohibited by law;

     o Acceptance of advertising or promotional material of reasonable value, such as pens, pencils, note pads, key chains, calendars, and similar items with a value of $50 or less;

     o Acceptance of discounts or rebates on merchandise or services that do not exceed those available to other customers of the merchant;

     o Acceptance of gifts of reasonable value that are related to commonly recognized events or occasions, such as promotions, new job, wedding, retirement, Christmas, and the like, and the value does not exceed $100; and

     o Acceptance of civic, charitable, educational, or religious organizational awards for recognition of service and accomplishment.

         If an employee or director of Juniata Valley is offered or receives anything of value from a customer or vendor beyond what is authorized above, he or she must disclose the fact to the Vice President of Compliance. The disclosure must be in writing and contain the name of the person or organization offering the item, the reason the item was offered and the circumstances under which it was offered, a description of the item and its value, the date it was offered, and whether the item was accepted. The President/CEO or, in the case of the President/CEO being the recipient, the Board of Directors will review the disclosure. If the acceptance of the item is in violation of this Code, the director or employee will be informed that he or she must return the item, or if it is impossible to return the item, the recipient must reimburse the giver the item's value. Reports will be kept on file.

4.4 Confidentiality of Information



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         Every director and employee has a strict responsibility to safeguard all confidential Juniata Valley information entrusted to (or known by) him or her. Each director and employee must respect and maintain confidentiality regarding the transactions and affairs of Juniata Valley.

         A customer's financial or personal information is strictly confidential and must never be used or disclosed in an improper or inappropriate manner. This information may not be used as a basis for personal investment decisions. Employees and directors must treat confidential customer information in accordance with the provisions of this Code as well as Juniata Valley's Privacy and Information Security Policies, which is deemed a part of this Code.

         This section also applies to information inadvertently received by employees, including e-mails, facsimile transmissions, all types of mail, including inter-office mail, and all other forms of written, verbal or electronic communications.

         Examples of confidential information include

     o The identity of customers and potential customers and their personal, business and financial information;

     o Personal information regarding any employee of Juniata Valley (requests for references or other information regarding present or former employees of Juniata Valley should be directed to the Human Resources Department);

     o Personal or non-public business information regarding any supplier, vendor or agent of Juniata Valley;

     o Information regarding Juniata Valley's business strategies, plans or proposals;

     o Information related to computer software programs, whether proprietary or standard;

     o Information related to documentation systems, information databases, customized hardware or other information systems and technological developments;

     o Manuals, processes, policies, procedures, compositions, opinion letters, ideas, innovations, inventions, formulas and other proprietary information belonging to Juniata Valley or related to Juniata Valley's activities;

     o Security information, including without limitation, policies and procedures, passwords, personal identification numbers (PINs) and electronic access keys;

     o    Communications by, to and from regulatory agencies;



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     o    Certain communications with or from attorneys for Juniata Valley, whether internal or external; and

     o Any other information which may be deemed confidential, or which may be protected according to Juniata Valley's Privacy Policy.

         All employees and directors must also comply with the provisions of Juniata Valley's Insider Trading Policies, which detail the responsibilities of all employees and directors of Juniata Valley, as a public company, under the federal securities laws. Employees and directors possessing information that could influence decisions regarding the purchase or sale of Juniata Valley stock must take precautions to ensure that this information is not inappropriately shared with others, including other employees. For a more detailed explanation of your obligations, please refer to Juniata Valley's Insider Trading Policies.

         Generally, material inside information is defined as any information that is confidential in nature, and that a reasonable investor would likely consider important in deciding whether to buy, sell, or hold Juniata Valley's stock. The following types of information, if not generally known or publicly announced should be considered material inside information and treated according to the provisions of this Code and Juniata Valley's Insider Trading Policies:

     o    Non-public business and financial information of Juniata Valley;

     o Proposals or plans for mergers and acquisitions, or information related to, including the identity of, potential candidates for mergers and acquisitions;

     o    Earnings estimates or results, whether for the month, quarter or year;

     o    Determinations as to cash or stock dividends to be paid by Juniata
          Valley;

     o    New product innovation, development or implementation;

     o Major litigation, adverse regulatory proceedings or material threat of either event;

     o Significant operational issues, including reserves for losses and loss adjustment expenses; Significant expansion of operations, whether geographic or otherwise, or the curtailment of current or future planned operations; and

     o Any other information which, if known, would likely influence the decisions of investors.

4.5 Financial Responsibility

         Each officer, director and employee of Juniata Valley is expected to handle his or her own personal finances in a responsible manner. An employee may not borrow from nor lend personal funds to a customer or supplier of Juniata Valley. Employees are not permitted to



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borrow money from their coworkers, but should discuss any financial emergency with the Human Resources Department.





4.6 Dealings in Securities, Commodities, or Currency Speculation


         Any officer, director or employee who has a so-called "margin account" with any broker or dealer in securities or commodities shall make a full and complete report to the Vice President of Compliance of Juniata Valley. Margin accounts, put and call trading, and `short' sales of any type of security, and commodity or currency transaction are highly speculative and can create serious financial problems. Officers, directors and employees are urged to avoid such transactions.

4.7 Preferential Treatment in Providing Services

         Every customer and employee is entitled to respect, and courtesy. Employees must provide the highest level of professionalism and service on a consistent basis. The following are guidelines on how to avoid preferential treatment of certain individuals or businesses.

     o Employees must avoid favoring the interests of certain customers, suppliers or other employees. All standard practices, policies and procedures apply to all similarly situated individuals and the general public;

     o Employees must avoid giving preferential treatment to a director, employee, customer, supplier or others because of a personal relationship;

     o Employees must avoid the appearance of, or actual preferential treatment for themselves, relatives, friends or business associates. Employees may not be involved in Juniata Valley matters regarding their own business or the business of their relatives, friends or business associates. In these situations, employees should have an unrelated employee handle the matter; and

     o In conducting any business for Juniata Valley, employees shall not discriminate against any person on the basis of race, color, religion, sex, marital or familial status, age, national origin, disability, receipt of public assistance or good faith exercise of any rights under any law.

4.9 Gifts to Government Officials; Political Contributions

         Various laws and regulations impose certain restrictions on giving anything of value (including office space, meals, transportation, etc.) to elected and appointed officials, including employees of Juniata Valley's regulatory agencies. Registered lobbyists are subject to additional




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restrictions. Employees should consult the Compliance Department before entertaining or providing goods or services to these individuals.

         No officer, director or employee may make a contribution on behalf of Juniata Valley, or offer the use of Juniata Valley facilities, equipment or personnel in connection with any political party, candidate or election, whether partisan or non-partisan.

Section 5 - Reporting of Violations
-----------------------------------

5.1 Reporting Violations of the Code

         Acting with the highest standard of ethics and integrity is critical to the success of Juniata Valley, and must be reflected in our daily decisions and actions. It is the duty and responsibility of each employee and director to understand and adhere to the principles provided in the Code so that potential issues may be effectively and efficiently resolved and the valuable reputation of Juniata Valley preserved. Any known or suspected violation of the Code must be promptly reported. This includes violations or possible violations involving you, another employee, including managers, or an agent acting on behalf of Juniata Valley. Any violation of law, rule or regulation applicable to Juniata Valley or any corporate policy of Juniata Valley is also a violation of the Code.

         If you know of or suspect a violation of the Code, including actions or failures to act, immediately report the matter to your manager, the compliance designee of your business unit, or any of the persons listed in Section 1.3. If you are not comfortable reporting a known or suspected violation of the Code in person, you may report complaints or concerns to the Chairperson of the Audit Committee of Juniata Valley's Board of Directors. This may be done by mailing the report to The Juniata Valley Bank, P.O. Box 154, Mifflintown, PA 17059, and
Attention: Audit Committee Chair. The Audit Committee Chairperson will then communicate the complaint/concern to the other Audit Committee members and the Internal Auditors. An investigation will be conducted and results communicated to the appropriate individuals as directed by the Audit Committee. The Audit Committee Chairperson will maintain copies of all complaints, including any supporting documentation.

5.2 Reporting Concerns About Accounting or Internal Controls

         Concerns or complaints regarding accounting, internal accounting controls or auditing matters that arise in the ordinary course of business and that cannot be resolved with your immediate supervisor should be directed to the Vice President of Compliance at the number and e-mail address in Section 1.3. Complaints or concerns are encouraged to be made in writing so as to assure a clear understanding of the issues raised, but may be made orally. Such reports should be factual rather than speculative and contain as much specific information as possible to allow for proper assessment of the nature, extent and urgency of preliminary investigative procedures.

         If you are not comfortable reporting a known or suspected violation in person, you may report complaints or concerns regarding internal controls or questionable accounting or auditing matters to the Audit Committee Chairperson, in the manner described above in Section 5.1. The Audit Committee Chairperson will then communicate the complaint/concern to the other Audit



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Committee members and the Internal Auditors. An investigation will be conducted and results communicated to the appropriate individuals as directed by the Audit Committee. The Audit Committee Chairperson will maintain copies of all complaints, including any supporting documentation.



5.3 Confidentiality of Anonymous Reports

         The names of Juniata Valley employees submitting confidential, anonymous concerns shall remain anonymous to the extent possible. No employee will be penalized or discriminated against by Juniata Valley or any of its employees, agents or directors for providing information or assisting in investigations involving alleged violations of this Code, Juniata Valley's policies, generally accepted accounting principles, Juniata Valley's internal controls, the securities laws, or SEC regulations.

Section 6 - Accountability for Violations of the Code and
Juniata Valley Policies
--------------------------------------------------------------------------------

         All directors, officers and employees are required to comply with the requirements of this Code and of all other policies of Juniata Valley, including the procedures implementing and effectuating the provisions of these policies. Failure to comply with Juniata Valley policies and procedures (including this Code) may result in disciplinary action including, in severe situations, immediate termination of employment or discharge from the Board of Directors, as the case may be.

Section 7 - Administration and Waivers
--------------------------------------

7.1 Administration

         This Code will be administered and monitored by Juniata Valley's Compliance Department. General questions and requests for additional information on this Code should be directed to this department at the telephone number and e-mail address in Section 1.3. Juniata Valley, at its discretion, is the sole determiner of what types of conduct are improper, and what, if any, action will be taken in instances in which employees or directors exhibit improper or inappropriate behavior. Inappropriate behavior includes any activity through which an employee or director reduces or destroys his or her effectiveness or the ability of Juniata Valley to serve its customers and shareholders. To the extent that this Code requires the consent for any action or matter, requests by the Vice President of Compliance for such consent or authority shall be submitted to the President/CEO.

7.2 Waivers and Amendments

         Any requests for waivers of the Code for employees who are not executive officers must be directed through your supervisor to the Vice President of Compliance. Requests by directors and executive officers for waivers must be directed to the Audit Committee of the Board of Directors. Only the Board of Directors may waive the applicability of the Code for a director or executive officer. Any waiver granted to directors or executive officers, the reasons for granting




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the waiver, and any change in the Code applicable to directors and executive officers, must be promptly disclosed to the public as required by law.

         Any amendments to the Code must be approved by the Board of Directors of Juniata Valley.

7.3 Annual Acknowledgments

         Each executive officer and director shall affirm annually to the entire Board of Directors that the executive officer or director has read and complied with the Code, and that he or she does not know of any unreported violations of the Code.





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